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                                                                Exhibit 10 (q)


                              AMENDMENT NUMBER ONE
                           TO THE SPECIAL SUPPLEMENTAL
                                 RETIREMENT PLAN


      WHEREAS, Compass Bancshares, Inc. ("Compass") established the Compass Bancshares, Inc. Special Supplemental Retirement Plan (the "Plan") as of May 1, 1997, to provide an enhanced retirement benefit for select group of management employees;

      WHEREAS, the Plan may be amended or modified by the Board of Directors pursuant to Section 9.2 of the Plan;

      WHEREAS, Compass desires to amend the Plan to modify the provisions applicable to D. Paul Jones, Jr. in the event he shall elect to retire on or after attaining the age of sixty (60);

      NOW, THEREFORE, Compass hereby amends the Plan effective as of February 27, 2000, as follows:

      1. Amend Section 6.1 by adding the following sentence as the last sentence of Section 6.1:

      Notwithstanding the preceding provisions of this Section 6.1, in the event that D. Paul Jones, Jr. shall retire from service at the Company on or after the date on which he attains sixty (60) years of age, then the amount of benefit determined above in (A) of this Section 6.1 shall be computed without applying any reduction to the normal retirement benefit that would otherwise be applicable when calculating benefits under the Retirement Plan for a participant who elects to retire on an early retirement date.

      2. All of the other terms and provisions of the Plan shall remain in full force and effect.

      IN WITNESS WHEREOF, Compass Bancshares, Inc. has caused this Amendment Number One to the Plan to be executed in its corporate name by its Chief Financial Officer on this the 26th day of April, 2000.

                                    COMPASS BANCSHARES, INC.

                                    By: /s/ Garrett R. Hegel
                                         -------------------------------------
                                    Its: Chief Financial Officer
                                         -------------------------------------